Exhibit 24.4

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that undersigned, in their capacities as directors and/or officers of MGM Resorts International and/or certain of its subsidiaries as set forth beneath their signatures below (collectively, the “Registrants”), each of which is filing this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 with the Securities and Exchange Commission, Washington, D.C. 20549 under the provisions of the Securities Act of 1933, as amended, hereby constitute and appoint each of John M. McManus and Andrew Hagopian III (with full power to act alone), the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for me and in my name, place and stead, to sign in any and all capacities (including, without limitation, the capacities listed below) the registration statement, any and all amendments (including post-effective amendments) to the registration statement and any and all successor registration statements of the Registrants, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grant to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to enable the Registrants to comply with the provisions of the Securities Act of 1933, as amended, and all the requirements of the Securities and Exchange Commission, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed on March 27, 2019 by the following persons in the capacities indicated.

By:	/s/ Corey Sanders
Name:	Corey Sanders
Title:

Chief Financial Officer, Treasurer and Director (Principal Financial Officer and Principal Accounting Officer) of

AC HOLDING CORP.,

AC HOLDING CORP. II,

LV CONCRETE CORP.,

MANDALAY RESORT GROUP,

MGM RESORTS CORPORATE SERVICES,

MGM RESORTS MANUFACTURING CORP.,

MH, INC.,

MIRAGE LAUNDRY SERVICES CORP.,

MMNY LAND COMPANY, INC.,

PRMA LAND DEVELOPMENT COMPANY,

MGM GRAND DETROIT, INC.,

MGM RESORTS AVIATION CORP.,

CITYCENTER REALTY CORPORATION,

DESTRON, INC.,

MGM RESORTS INTERNATIONAL

MARKETING, INC.,

GRAND LAUNDRY, INC.,

MGM RESORTS ADVERTISING, INC.,

VIDIAD,

MGM RESORTS INTERNATIONAL

OPERATIONS, INC.,

MGM RESORTS RETAIL,

MANDALAY RESORT GROUP, member of

MANDALAY EMPLOYMENT, LLC,

and CITYCENTER RETAIL HOLDINGS

MANAGEMENT, LLC

By:	/s/ Corey Sanders
Name:	Corey Sanders
Title:	Chief Financial Officer, Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer) of
METROPOLITAN MARKETING, LLC,
MGM RESORTS LAND HOLDINGS, LLC,
PRMA, LLC,
VINTAGE LAND HOLDINGS, LLC,
550 LEASING COMPANY II, LLC,
MGM RESORTS INTERACTIVE, LLC,
MGM RESORTS GLOBAL DEVELOPMENT, LLC,
CITYCENTER FACILITIES MANAGEMENT, LLC,
MGM MA SUB, LLC,
MGM INTERNATIONAL, LLC,
PROJECT CC, LLC,
VDARA CONDO HOTEL, LLC,
THE SIGNATURE CONDIMINIUMS, LLC, sole member of VENDIDO, LLC,
PARK DISTRICT HOLDINGS, LLC,
MGM RESORTS FESTIVAL GROUNDS, LLC,
MGM RESORTS FESTIVAL GROUNDS II, LLC,
ARENA LAND HOLDINGS, LLC,
MGM RESORTS REGIONAL OPERATIONS, LLC,
GRAND GARDEN ARENA MANAGEMENT, LLC,
MGM PUBLIC POLICY, LLC,
MGM RESORTS SUB 1, LLC,
MGM RESORTS VENUE MANAGEMENT, LLC,
PARK THEATER, LLC,
THE SIGNATURE CONDOMINIUMS, LLC,
SIGNATURE TOWER I, LLC,
SIGNATURE TOWER 2, LLC,
SIGNATURE TOWER 3, LLC,
TOWER B, LLC
and TOWER C, LLC

By:	/s/ Corey Sanders
Name:	Corey Sanders
Title:	Executive Vice President of Finance, Treasurer and Manager (Principal Financial Officer and Principal Accounting Officer) of BELLAGIO, LLC

By:	/s/ Corey Sanders
Name:	Corey Sanders
Title:	Executive Vice President of Finance and Manager (Principal Financial Officer and Principal Accounting Officer) of MGM GRAND HOTEL, LLC

By:	/s/ Corey Sanders
Name:	Corey Sanders
Title:	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer) of MAC, CORP.

By:	/s/ Corey Sanders
Name:	Corey Sanders
Title:	Chief Financial Officer and Treasurer (Principal Financial Officer) of
MGM RESORTS INTERNATIONAL,
Managing Partner of MIRAGE RESORTS, LLC,
MGM RESORTS INTERNATIONAL,
Managing Partner of VICTORIA PARTNERS

By:	/s/ Steve Zanella
Name:	Steve Zanella
Title:	President (Principal Executive Officer) of
CITYCENTER REALTY CORPORATION
and CITYCENTER FACILITIES MANAGEMENT, LLC

By:	/s/ William J. Hornbuckle
Name:	William J. Hornbuckle
Title:	President and Chief Operating Officer (Principal Executive Officer) of
DESTRON, INC.,
MGM RESORTS INTERNATIONAL MARKETING, INC.,
550 LEASING COMPANY II, LLC
and MGM INTERNATIONAL, LLC

By:	/s/ Trevor Scherrer
Name:	Trevor Scherrer
Title:	President (Principal Executive Officer) of
GRAND LAUNDRY, INC.,
THE SIGNATURE CONDIMINIUMS, LLC, sole member of VENDIDO, LLC,
THE SIGNATURE CONDOMINIUMS, LLC, SIGNATURE TOWER I, LLC,
SIGNATURE TOWER 2, LLC,
SIGNATURE TOWER 3, LLC,
TOWER B, LLC
and TOWER C, LLC

By:	/s/ James J. Murren
Name:	James J. Murren
Title:	Chief Executive Officer and Director (Principal Executive Officer) of MGM RESORTS INTERNATIONAL OPERATIONS, INC.

By:	/s/ William J. Hornbuckle
Name:	William J. Hornbuckle
Title:	President, Chief Operating Officer and Director (Principal Executive Officer) of MGM RESORTS RETAIL and MAC, CORP.

By:	/s/ Scott Butera
Name:	Scott Butera
Title:	President (Principal Executive Officer) of MGM RESORTS INTERACTIVE, LLC

By:	/s/ Steve Zanella
Name:	Steve Zanella
Title:	President and Chief Operating Officer (Principal Executive Officer) of ARIA RESORT & CASINO, LLC and PARK DISTRICT HOLDINGS, LLC

By:	/s/ David Tsai
Name:	David Tsai
Title:	President and Chief Operating Officer (Principal Executive Officer) of MGM RESORTS MISSISSIPPI, LLC

By:	/s/ Bill Ham
Name:	Bill Ham
Title:	President and Chief Operating Officer (Principal Executive Officer) of MGM RESORTS DEVELOPMENT, LLC

By:	/s/ Al Palardy
Name:	Al Palardy
Title:	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) of MGM RESORTS DEVELOPMENT, LLC

By:	/s/ Steve Zanella
Name:	Steve Zanella
Title:	President and Chief Executive Officer (Principal Executive Officer) of
CITYCENTER RETAIL HOLDINGS MANAGEMENT, LLC,
PROJECT CC, LLC
and VDARA CONDO HOTEL, LLC

By:	/s/ William J. Hornbuckle
Name:	William J. Hornbuckle
Title:	President, Chief Operating Officer, Chief Customer Development Officer and Director of MGM RESORTS INTERNATIONAL, Managing Partner of MIRAGE RESORTS, LLC and Managing Partner of VICTORIA PARTNERS

By:	/s/ Jorge Perez
Name:	Jorge Perez
Title:	Portfolio President (Principal Executive Officer) of MGM RESORTS REGIONAL OPERATIONS, LLC

By:	/s/ Trevor Scherrer
Name:	Trevor Scherrer
Title:	President and Chief Operating Officer (Principal Executive Officer) of MGM GRAND HOTEL, LLC

By:	/s/ Jan G. Swartz
Name:	Jan G. Swartz
Title:	Director of MGM Resorts International, the Managing Member of Mirage Resorts, LLC and Managing Partner of Victoria Partners

By:	/s/ Paul Salem
Name:	Paul Salem
Title:	Director of MGM Resorts International, the Managing Member of Mirage Resorts, LLC and Managing Partner of Victoria Partners

By:	/s/ Keith A. Meister
Name:	Keith A. Meister
Title:	Director of MGM Resorts International, the Managing Member of Mirage Resorts, LLC and Managing Partner of Victoria Partners

By:	/s/ Ann Hoff
Name:	Ann Hoff
Title:	Portfolio President (Principal Executive Office) of CIRCUS CIRCUS CASINOS, INC. THE MIRAGE CASINO-HOTEL, LLC

By:	/s/ Eric Fitzgerald
Name:	Eric Fitzgerald
Title:	President (Principal Executive Officer) of NEW CASTLE, LLC

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